SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2008 (April 14, 2008)

ATLAS TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28675	94-337095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 152nd Avenue NE,
Redmond, WA 98052
(Address of Principal Executive Offices) (Zip Code)

(425) 458-2360
(Registrant’s telephone number, including area code)

__________________________
(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

(a)	Not applicable.

(b)
On April 3, 2008, Mr. Andrew Berger resigned from his position as a member of the Board of Directors (the “Board”) of Atlas Technology Group, Inc. (the “Company”), effective April 14, 2008. There were no disagreements with the Company on any matter related to the Company’s operations, policies or practices.

(c)	Not applicable.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
17.1	Letter of Resignation from Andrew Berger, dated effective as of April 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS TECHNOLOGY GROUP, INC.

Date: April 17, 2008	By:	/s/ Peter B. Jacobson
PETER B. JACOBSON
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
17.1	Letter of Resignation from Andrew Berger, dated effective as of April 14, 2008.